UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2017 (December 8, 2017)

Micron Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain      Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2017, Micron Solutions, Inc. (the “Company”) announced the retirement of Mr. E. P. Marinos from the Company’s Board of Directors (“Board”) and his appointment as a Director Emeritus, effective immediately.

The Company also announced the appointment of Mr. Andrei Soran as a Class II director effective December 8, 2017, with his term expiring at the 2018 annual meeting of stockholders.  Pursuant to the Board's standard compensation policy for non-employee directors, Mr. Soran will be entitled to receive an annual retainer, paid quarterly either in cash, common stock or a combination thereof.  With the appointment, the Company’s Board consists of seven directors, six of whom are independent.

Mr. Soran has served as the CEO of Novaseek Research, Inc. (“Novaseek”), since August 2017.  Novaseek is a provider of cloud-based Clinical Data Network for Research (“CDNR”) services.  Before Novaseek, he served from July, 2016 to July, 2017 as the CEO and from April, 2016 to July, 2016 as the President and Chief Operating Officer of Verity Health Systems, a Redwood City, California multi-facility hospital, and healthcare network.  Mr. Soran previously served from July, 2014 to April, 2016 as COO and Executive VP at Tenet Healthcare Corporation’s (“Tenet”) Detroit Medical Center.  He also served from August, 2013 to June, 2014, as president of Tenet’s, Huron Valley-Sinai Hospital, DMC Surgery Hospital.  Prior to Tenet, from April, 2006 to June, 2013, Mr. Soran served as CEO of Framingham, Massachusetts based MetroWest Medical Center, a Vanguard Health Systems facility.  Vanguard was acquired by Tenet in 2013.  Mr. Soran holds a Bachelor degree in Physical Therapy from Tel Aviv University in Israel and a Master’s degree in Business Administration and Management from Boston University-Metropolitan College.

No family relationships exist between Mr. Soran and any of the Company's other directors or executive officers. There are no arrangements between Mr. Soran and any other person pursuant to which Mr. Soran was nominated as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Soran has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On December 8, 2017, the Company issued a press release regarding the retirement of Mr. E. P. Marinos from the Board and his appointment as a Director Emeritus and the appointment of Mr. Andrei Soran as a director.

The information in this Item 7.01 disclosure, including Exhibit 99.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.01, shall not be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.Description

99.01Press Release dated December 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the  8th day of December, 2017.

MICRON SOLUTIONS, INC.

By:  /s/ Derek T. Welch

Derek T. Welch

Chief Financial Officer